SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 5, 2004

(Date of Earliest Event Reported)

AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7685	95-1492269
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Orange Grove Boulevard

Pasadena, California 91103

(Address of Principal Executive Offices) (Zip Code)

(626) 304-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	Other Events.

On July 3, 2001, Avery Dennison Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-64558) (the “Registration Statement”), relating to the registration under the Securities Act of 1933, as amended, of up to $600,000,000 aggregate offering price of debt securities, which Registration Statement was declared effective on July 12, 2001.

On August 5, 2004, the Company initiated the offering of $150,000,000 aggregate principal amount of its Notes due 2007 (the “Notes”) pursuant to an underwriting agreement dated as of August 5, 2004 (the “Underwriting Agreement”), as supplemented by a pricing agreement dated as of August 5, 2004 (the “Pricing Agreement”), by and among the Company and Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (the “Underwriters”). The Company expects to complete the sale, and the Underwriters expect to deliver the Notes, on or about August 10, 2004. The terms and conditions of the Notes and related matters are set forth in the Indenture (the “Indenture”), dated as of July 3, 2001, between the Company and J.P. Morgan Trust Company, National Association (successor to Chase Manhattan Bank and Trust Company, National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated August 9, 2004, between the Company and the Trustee (the “First Supplemental Indenture”) and, pursuant to Section 301 of the Indenture, the Officer’s Certificate. Each of the Underwriting Agreement, the Pricing Agreement, the First Supplemental Indenture, the Officer’s Certificate and the form of Notes is filed herewith as an Exhibit and incorporated herein by this reference.

ITEM 7.	Financial Statements Pro Forma Financial Information and Exhibits.

(c)	The following exhibits are filed as part of this Report.

1.1	Underwriting Agreement, dated August 5, 2004, by and among the Company and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

1.2	Pricing Agreement, dated August 5, 2004, by and among the Company and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of July 3, 2001, between the Company and J.P. Morgan Trust Company, National Association (successor to Chase Manhattan Bank and Trust Company, National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-3 dated July 3, 2001).

4.2	Officer’s Certificate, dated as of August 5, 2004, pursuant to Section 301 of the Indenture.

4.3	First Supplemental Indenture, dated as of August 9, 2004, between the Company and J.P. Morgan Trust Company, National Association (successor to Chase Manhattan Bank and Trust Company, National Association), as trustee.

4.4	Form of Notes due 2007.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: August 9, 2004	By:	/s/ DANIEL R. O’BRYANT
	Name:	Daniel R. O’Bryant
	Title:	Chief Financial Officer and Senior Vice President, Finance